Exhibit 99.2

First Quarter Fiscal 2009
Supplemental Operating and Financial Data
for the Quarter Ended July 31, 2008

CONTACT: Michelle Saari VP - Investors Relations Direct Dial: 701-837-4738 E-Mail: msaari@iret.com	12 Main Street South Minot, ND 58701 Tel: 701-837-4738 Fax: 701-837-7117 www.iret.com

Supplemental Financial and Operating Data
Table of Contents
July 31, 2008

Page

Company Background and Highlights	2

Investment Cost by Segment	3

Key Financial Data
Condensed Consolidated Balance Sheets	4
Condensed Consolidated Statements of Operations	5
Funds From Operations	6
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	7

Capital Analysis
Long-Term Mortgage Debt Analysis	8
Capital Analysis	9

Portfolio Analysis
Stabilized Properties Net Operating Income Summary	10
Net Operating Income Detail	11-12
Stabilized Properties and Overall Economic Occupancy Levels by Segment	13

Tenant Analysis
Commercial Leasing Summary	14-15
Multi-Family Residential Summary	16
10 Largest Commercial Tenants - Based on Annualized Base Rent	17
Lease Expirations as of July 31, 2008	18

Growth and Strategy
Fiscal 2009 Acquisition Summary	19
Fiscal 2009 Development Summary	20

Company Background and Highlights
First Quarter Fiscal 2009

Investors Real Estate Trust is a self-administered, equity real estate investment trust (REIT) investing in a portfolio of income-producing properties located primarily in the upper Midwest.  IRET’s portfolio is diversified among multi-family residential, commercial office, medical (including senior housing), industrial and retail segments.

During the first quarter of fiscal year 2009, IRET acquired a parcel of unimproved land in Bismarck, North Dakota for approximately $576,000, and four small apartment buildings with a total of 52 units in Minot, North Dakota for a purchase price (excluding closing costs) of approximately $2.5 million, including the issuance of limited partnership units of IRET Properties, the Company’s operating partnership, valued at approximately $2.0 million.  The Company had no dispositions in the first quarter of fiscal year 2009.

During the first quarter of fiscal year 2009, IRET completed construction of the exterior shell of an approximately 27,750 square foot addition to the Company’s Southdale Medical Building in Edina, Minnesota.  Certain interior work and tenant improvements are ongoing and are scheduled for completion in the second quarter of fiscal year 2009.  The estimated cost of this expansion project is approximately $11.0 million, including relocation, tenant improvement and leasing costs expected to be incurred to relocate tenants in the existing facility.  The addition is currently approximately 75% leased.

Also during the first quarter of fiscal year 2009, the Company completed construction of the parking ramp adjoining the approximately 56,239 square foot medical office building the Company is constructing next to its existing five-story medical office building located at 2828 Chicago Avenue in Minneapolis, Minnesota.  The new medical office building was approximately 85% complete as of July 31, 2008, with interior work and tenant improvements currently ongoing and scheduled for completion in the second quarter of fiscal year 2009.  The medical office building and adjoining parking ramp have an estimated total project cost of $15.7 million.  As of July 31, 2008, approximately 73% of this new medical office building was pre-leased to two tenants.

The Company changed the ticker symbol for its common shares of beneficial interest listed on the NASDAQ Global Select Market to “IRET” from “IRETS”, with effect on July 1, 2008.

In the first quarter of fiscal year 2009, IRET paid its 149th consecutive quarterly distribution per common share/unit at equal or increasing rates.

As of July 31, 2008, IRET owns a diversified portfolio of 239 properties consisting of 76 multi-family residential properties, 65 office properties, 48 medical properties (including senior housing), 17 industrial properties and 33 retail properties.  IRET’s distributions have increased every year for 38 consecutive years.  IRET’s shares are publicly traded on the NASDAQ Global Select Market (NASDAQ:  IRET).

Certain statements in these supplemental disclosures are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results.  Such risks, uncertainties and other factors include, but are not limited to:  fluctuations in interest rates, the effect of government regulation, the availability of capital, changes in general and local economic and real estate market conditions, competition, our ability to attract and retain skilled personnel, and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2008 Form 10-K.  We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Fiscal 2009 Development Projects

Southdale Medical Center Expansion Project	2828 Chicago Avenue Medical Building
Edina, MN	Minneapolis, MN

(architects’ rendering)
IRET Corporate Plaza
Minot, ND

(architects’ rendering)

Investment Cost by Segment - First Quarter Fiscal 2009

With investments in the multi-family residential and commercial office, medical, industrial and retail segments, IRET’s diversified portfolio helps to provide stability during market fluctuations in returns from specific property types.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	07/31/2008	04/30/2008	01/31/2008	10/31/2007	07/31/2007
ASSETS
Real estate investments
Property owned	$1,655,778	$1,648,259	$1,558,560	$1,529,063	$1,520,975
Less accumulated depreciation	(229,691)	(219,379)	(209,400)	(199,682)	(190,127)
	1,426,087	1,428,880	1,349,160	1,329,381	1,330,848
Development in progress	35,231	22,856	14,734	10,553	4,853
Unimproved land	4,567	3,901	3,901	3,901	4,165
Mortgage loans receivable, net of allowance	534	541	548	391	393
Total real estate investments	1,466,419	1,456,178	1,368,343	1,344,226	1,340,259
Other assets
Cash and cash equivalents	42,351	53,481	76,392	89,302	24,647
Marketable securities – available-for-sale	420	420	2,160	2,090	2,046
Receivable arising from straight-lining of rents, net of allowance	14,383	14,113	13,753	13,430	13,097
Accounts receivable, net of allowance	4,395	4,163	3,842	2,279	2,980
Real estate deposits	1,048	1,379	1,103	1,601	272
Prepaid and other assets	2,324	349	821	1,445	1,917
Intangible assets, net of accumulated amortization	58,936	61,649	29,025	30,457	32,999
Tax, insurance, and other escrow	7,888	8,642	8,060	6,539	7,529
Property and equipment, net	1,450	1,467	1,487	1,486	1,476
Goodwill	1,392	1,392	1,396	1,397	1,397
Deferred charges and leasing costs, net	15,155	14,793	13,528	12,624	12,447
TOTAL ASSETS	$1,616,161	$1,618,026	$1,519,910	$1,506,876	$1,441,066

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES
Accounts payable and accrued expenses	$32,917	$33,757	$29,573	$22,974	$25,205
Mortgages payable	1,068,267	1,063,858	975,785	967,612	960,086
Other	830	978	1,019	1,161	1,103
TOTAL LIABILITIES	1,102,014	1,098,593	1,006,377	991,747	986,394

COMMITMENTS AND CONTINGENCIES
MINORITY INTEREST IN PARTNERSHIPS	13,186	12,609	12,768	12,781	12,818
MINORITY INTEREST OF UNITHOLDERS IN OPERATING PARTNERSHIP	159,984	161,818	155,301	154,274	159,477
SHAREHOLDERS’ EQUITY
Preferred Shares of Beneficial Interest	27,317	27,317	27,317	27,317	27,317
Common Shares of Beneficial Interest	444,134	440,187	433,645	429,236	357,614
Accumulated distributions in excess of net income	(130,474)	(122,498)	(115,546)	(108,474)	(102,526)
Accumulated other comprehensive income (loss)	0	0	48	(5)	(28)
Total shareholders’ equity	340,977	345,006	345,464	348,074	282,377
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,616,161	$1,618,026	$1,519,910	$1,506,876	$1,441,066

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share data)

	Three Months Ended
OPERATING RESULTS	07/31/2008		04/30/2008		01/31/2008		10/31/2007		07/31/2007
Real estate revenue	$58,846		$58,962		$54,424		$54,211		$53,573
Real estate expenses	23,804		23,911		21,567		21,053		20,874
Net operating income	35,042		35,051		32,857		33,158		32,699
Interest	(16,888)		(16,470)		(15,840)		(15,687)		(15,442)
Depreciation/amortization	(13,767)		(13,974)		(12,508)		(12,504)		(12,532)
Administrative, advisory and trustee fees	(1,331)		(1,392)		(1,348)		(1,267)		(1,196)
Other expenses	(362)		(291)		(343)		(457)		(253)
Other income	248		671		1,023		431		635
Income before minority interest and discontinued operations and (loss) gain on sale of other investments	$2,942		$3,595		$3,841		$3,674		$3,911

Gain (loss) on sale of other investments	0		38		2		3		(1)
Minority interest portion of operating partnership income	(647)		(833)		(855)		(855)		(981)
Minority interest portion of other partnerships’ (income) loss	63		111		(11)		0		36
Income from continuing operations	2,358		2,911		2,977		2,822		2,965
Discontinued operations, net of minority interest	0		377		6		14		16
NET INCOME	2,358		3,288		2,983		2,836		2,981
Dividends to preferred shareholders	(593)		(593)		(593)		(593)		(593)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$1,765		$2,695		$2,390		$2,243		$2,388

Per Share Data
Earnings per common share from continuing operations	$.03		$.04		$.04		$.04		$.05
Earnings per common share from discontinued operations	.00		.01		.00		.00		.00
Net income per common share – basic & diluted	$.03		$.05		$.04		$.04		$.05

Percentage of Revenues
Real estate expenses	40.5%		40.6%		39.6%		38.8%		39.0%
General and administrative	2.3%		2.4%		2.5%		2.3%		2.2%

Ratios
EBITDA/Interest expense	1.98	x	2.04	x	1.97	x	2.01	x	2.04	x
EBITDA/Interest expense plus preferred distributions	1.91	x	1.97	x	1.90	x	1.93	x	1.97	x

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FUNDS FROM OPERATIONS (unaudited)
(in thousands, except per share and unit data)

	Three Months Ended
	07/31/2008	04/30/2008	01/31/2008	10/31/2007	07/31/2007
Funds From Operations(1)
Net income	$2,358	$3,288	$2,983	$2,836	$2,981
Less dividends to preferred shareholders	(593)	(593)	(593)	(593)	(593)
Net income available to common shareholders	1,765	2,695	2,390	2,243	2,388
Adjustments:
Minority interest in earnings of Unitholders	647	973	858	859	987
Depreciation and amortization	13,641	13,910	12,456	12,452	12,485
(Gain)/loss on depreciable property sales	0	(510)	(2)	(3)	1
Funds from operations applicable to common shares and Units	$16,053	$17,068	$15,702	$15,551	$15,861

FFO per share and unit - basic and diluted	$0.20	$0.22	$0.21	$0.21	$0.23
Weighted average shares and units	79,214	78,195	75,755	70,158	68,947

(1)
Funds From Operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as net income (computed in accordance with generally accepted accounting principles, excluding gains/losses from sales of property plus real estate depreciation and amortization.  We consider FFO to be a standard supplemental measure for equity real estate investment trusts because it facilitates an understanding of the operating performance of properties without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA) (unaudited)
(in thousands)

	Three Months Ended
	07/312008	04/30/2008	01/31/2008	10/31/2007	07/31/2007
EBITDA(1)
Net income	$2,358	$3,288	$2,983	$2,836	$2,981
Adjustments:
Minority interest portion of operating partnership income	647	973	858	859	987
Income before minority interest	3,005	4,261	3,841	3,695	3,968
Add:
Interest	16,888	16,470	15,840	15,687	15,442
Depreciation/amortization related to real estate investments	13,318	13,542	12,165	12,177	12,205
Amortization related to non-real estate investments	449	437	356	340	343
Amortization related to real estate revenues(2)	(57)	(65)	(79)	(99)	(40)
Less:
Interest income	(223)	(449)	(953)	(339)	(354)
(Gain) loss on sale of real estate, land and other investments	0	(552)	(2)	(3)	1
EBITDA	$33,380	$33,644	$31,168	$31,458	$31,565

(1)
EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain/loss from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt. EBITDA is a non-GAAP measure. EBITDA as calculated by us is not comparable to EBITDA reported by other REITs that do not define EBITDA exactly as we do.

(2)	Included in real estate revenue in the Statement of Operations.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT ANALYSIS
(in thousands)

Debt Maturity Schedule
Annual Expirations

	Future Maturities of Debt
Fiscal Year	Fixed Debt	Variable Debt	Total Debt
2009	$15,061	$1,142	$16,203
2010	129,768	2,500	132,268
2011	82,680	0	82,680
2012	93,168	0	93,168
2013	26,230	4,954	31,184
2014	49,490	0	49,490
2015	72,720	0	72,720
2016	67,024	397	67,421
2017	162,667	0	162,667
2018	94,718	0	94,718
Thereafter	263,483	2,265	265,748
Total maturities	$1,057,009	$11,258	$1,068,267

	07/31/2008	04/30/2008	01/31/2008	10/31/2007	07/31/2007
Balances Outstanding
Mortgage
Fixed rate	$1,057,009	$1,052,162	$951,112	$943,632	$938,677
Variable rate	11,258	11,696	24,673	23,980	21,409
Mortgage total	1,068,267	1,063,858	975,785	967,612	960,086

Weighted Average Interest Rates
Secured	6.36%	6.37%	6.44%	6.36%	6.37%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	07/31/2008		04/30/2008		01/31/2008		10/31/2007		07/31/2007
Equity Capitalization
Common shares outstanding	58,202		57,732		56,977		56,419		48,893
Operating partnership (OP) units outstanding	21,293		21,238		20,395		20,114		20,494
Total common shares and OP units outstanding	79,495		78,970		77,372		76.533		69,387
Market price per common share (closing price at end of period)	$10.50		$10.20		$9.80		$10.85		$9.62
Equity capitalization-common shares and OP units	$834,698		$805,494		$758,246		$830,383		$667,503
Recorded book value of preferred shares	$27,317		$27,317		$27,317		$27,317		$27,317
Total equity capitalization	$862,015		$832,811		$785,563		$857,700		$694,820

Debt Capitalization
Total mortgage debt	$1,068,267		$1,063,858		$975,785		$967,612		$960,086
Total capitalization	$1,930,282		$1,896,669		$1,761,348		$1,825,312		$1,654,906

Total debt to total capitalization	0.55:1		0.56:1		0.55:1		0.53:1		0.58:1

Earnings to fixed charges(1)	1.15	x	1.20	x	1.23	x	1.23	x	1.25	x
Earnings to combined fixed charges and preferred distributions(2)	1.12	x	1.16	x	1.19	x	1.19	x	1.21	x
Debt service coverage ratio(3)	1.40	x	1.46	x	1.42	x	1.45	x	1.48	x

Distribution Data
Common shares and units outstanding at record date	79,116		77,675		76,698		69,363		68,523
Total common distribution paid	$13,332		$13,050		$12,847		$11,584		$11,409
Common distribution per share and unit	$0.1685		$0.1680		$0.1675		$0.1670		$0.1665
Payout ratio (FFO per share and unit basis)(4)	84.3%		76.4%		79.8%		79.5%		72.4%

(1)
The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations before adjustments for minority interest in consolidated subsidiaries, plus fixed charges and preferred distributions, less capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

(2)
The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations before adjustments for minority interest in consolidated subsidiaries, plus fixed charges and preferred distributions, less capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

(3)
Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

(4)	The ratio of the current quarterly distribution rate per common share and unit divided by quarterly FFO per share and unit.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES NET OPERATING INCOME SUMMARY
(in thousands)

	Stabilized Properties(1)
	Three Months Ended July 31,
Segment	2008	2007	% Change
Multi-Family Residential	$9,471	$9,258	2.3%
Commercial Office	10,932	11,872	(7.9%)
Commercial Medical	6,699	6,626	1.1%
Commercial Industrial	1,663	1,976	(15.8%)
Commercial Retail	2,337	2,530	(7.6%)
	$31,102	$32,262	(3.6%)

1.	For 1st Quarter Fiscal 2009 and 1st Quarter Fiscal 2008, stabilized properties excluded:

Multi-Family Residential -
Indian Hills, Sioux City, IA; Cottonwood IV Apartments, Bismarck, ND; Greenfield Apartments, Omaha, NE; Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND and Thomasbrook Apartments, Lincoln, NE.

Commercial Office -	610 Business Center, Brooklyn Park, MN; Intertech, Fenton, MO and Plymouth 5095, Plymouth, MN.
Commercial Medical -
Barry Point, Kansas City, MO; Edgewood Vista Billings, Billings, MT; Edgewood Vista East Grand Forks, East Grand Forks, MN; Edgewood Vista Sioux Falls, Sioux Falls, SD; Edina 6405 France Medical, Edina, MN; Edina 6363 France Medical, Edina, MN; Minneapolis 701 25th Ave Medical (Riverside), Minneapolis, MN; Burnsville 303 Nicollet Medical (Ridgeview), Burnsville, MN; Burnsville 305 Nicollet Medical (Ridgeview South), Burnsville, MN; Eagan 1440 Duckwood Medical, Eagan, MN; Edgewood Vista Belgrade, Belgrade, MT; Edgewood Vista Columbus, Columbus, NE; Edgewood Vista Fargo, Fargo, ND; Edgewood Vista Grand Island, Grand Island, NE and Edgewood Vista Norfolk, Norfolk, NE.

Commercial Industrial -	Cedar Lake Business Center, St. Louis Park, MN; Urbandale, Urbandale, IA; Woodbury 1865, Woodbury, MN and Eagan 2785 & 2795 Highway 55, Eagan, MN.

Discontinued operations from fiscal 2008 include:
Multi-Family Residential -	405 Grant Avenue Apartments, Harvey, ND and Sweetwater – Green Acres 1&2 Apartments, Devils Lake, ND.
Commercial Office -	Minnetonka Office Building, Minnetonka, MN.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended July 31, 2008
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$17,649	$20,187	$9,303	$2,202	$3,477	$0	$52,818
Non-Stabilized	952	619	3,563	894	0	0	6,028
Total	18,601	20,806	12,866	3,096	3,477	0	58,846

Real estate expenses
Stabilized(1)	8,178	9,255	2,604	539	1,140	0	21,716
Non-Stabilized	546	189	1,158	195	0	0	2,088
Total	8,724	9,444	3,762	734	1,140	0	23,804

Net Operating Income (NOI)
Stabilized(1)	9,471	10,932	6,699	1,663	2,337	0	31,102
Non-Stabilized	406	430	2,405	699	0	0	3,940
Net operating income	$9,877	$11,362	$9,104	$2,362	$2,337	$0	$35,042

Reconciliation of NOI to net income available to common shareholders
Interest (expense) income	$(4,945)	$(5,979)	$(4,304)	$(960)	$(1,038)	$338	$(16,888)
Depreciation/amortization	(3,473)	(5,492)	(3,140)	(859)	(742)	(61)	(13,767)
Administrative, advisory and trustee fees	0	0	0	0	0	(1,331)	(1,331)
Other expenses	0	0	0	0	0	(362)	(362)
Other income	0	0	0	0	0	248	248
Income before minority interest and discontinued operations and (loss) gain on sale of other investments	1,459	(109)	1,660	543	557	(1,168)	2,942
Minority interest portion of operating partnership income	0	0	0	0	0	(647)	(647)
Minority interest portion of other partnerships’ loss	0	0	0	0	0	63	63
Income from continuing operations	1,459	(109)	1,660	543	557	(1,752)	2,358
NET INCOME	1,459	(109)	1,660	543	557	(1,752)	2,358
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$1,459	$(109)	$1,660	$543	$557	$(2,345)	$1,765

1.	For 1st Quarter Fiscal 2009 and 1st Quarter Fiscal 2008, stabilized properties excluded:

Multi-Family Residential -
Indian Hills, Sioux City, IA; Cottonwood IV Apartments, Bismarck, ND; Greenfield Apartments, Omaha, NE; Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND and Thomasbrook Apartments, Lincoln, NE.

Commercial Office -	610 Business Center, Brooklyn Park, MN; Intertech, Fenton, MO and Plymouth 5095, Plymouth, MN.
Commercial Medical -
Barry Point, Kansas City, MO; Edgewood Vista Billings, Billings, MT; Edgewood Vista East Grand Forks, East Grand Forks, MN; Edgewood Vista Sioux Falls, Sioux Falls, SD; Edina 6405 France Medical, Edina, MN; Edina 6363 France Medical, Edina, MN; Minneapolis 701 25th Ave Medical (Riverside), Minneapolis, MN; Burnsville 303 Nicollet Medical (Ridgeview), Burnsville, MN; Burnsville 305 Nicollet Medical (Ridgeview South), Burnsville, MN; Eagan 1440 Duckwood Medical, Eagan, MN; Edgewood Vista Belgrade, Belgrade, MT; Edgewood Vista Columbus, Columbus, NE; Edgewood Vista Fargo, Fargo, ND; Edgewood Vista Grand Island, Grand Island, NE and Edgewood Vista Norfolk, Norfolk, NE.

Commercial Industrial -	Cedar Lake Business Center, St. Louis Park, MN; Urbandale, Urbandale, IA; Woodbury 1865, Woodbury, MN and Eagan 2785 & 2795 Highway 55, Eagan, MN.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended July 31, 2007
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$17,143	$20,587	$8,855	$2,419	$3,632	$0	$52,636
Non-Stabilized	576	7	111	243	0	0	937
Total	17,719	20,594	8,966	2,662	3,632	0	53,573

Real estate expenses
Stabilized(1)	7,885	8,715	2,229	443	1,102	0	20,374
Non-Stabilized	399	1	44	56	0	0	500
Total	8,284	8,716	2,273	499	1,102	0	20,874

Net Operating Income (NOI)
Stabilized(1)	9,258	11,872	6,626	1,976	2,530	0	32,262
Non-Stabilized	177	6	67	187	0	0	437
Net operating income	$9,435	$11,878	$6,693	$2,163	$2,530	$0	$32,699

Reconciliation of NOI to net income available to common shareholders
Interest (expense) income	$(4,953)	$(5,802)	$(2,876)	$(782)	$(1,031)	$2	$(15,442)
Depreciation/amortization	(3,228)	(5,686)	(2,161)	(718)	(684)	(55)	(12,532)
Administrative, advisory and trustee fees	0	0	0	0	0	(1,196)	(1,196)
Other expenses	0	0	0	0	0	(253)	(253)
Other income	0	0	0	0	0	635	635
Income before minority interest and discontinued operations and (loss) gain on sale of other investments	1,254	390	1,656	663	815	(867)	3,911
Loss on sale of other investments	0	0	0	0	0	(1)	(1)
Minority interest portion of operating partnership income	0	0	0	0	0	(981)	(981)
Minority interest portion of other partnerships’ loss	0	0	0	0	0	36	36
Income from continuing operations	1,254	390	1,656	663	815	(1,813)	2,965
Discontinued operations, net of minority interest(2)	18	(2)	0	0	0	0	16
NET INCOME	1,272	388	1,656	663	815	(1,813)	2,981
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$1,272	$388	$1,656	$663	$815	$(2,406)	$2,388

1.	For 1st Quarter Fiscal 2009 and 1st Quarter Fiscal 2008, stabilized properties excluded:

Multi-Family Residential -
Indian Hills, Sioux City, IA; Cottonwood IV Apartments, Bismarck, ND; Greenfield Apartments, Omaha, NE; Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND and Thomasbrook Apartments, Lincoln, NE.

Commercial Office -	610 Business Center, Brooklyn Park, MN; Intertech, Fenton, MO and Plymouth 5095, Plymouth, MN.
Commercial Medical -
Barry Point, Kansas City, MO; Edgewood Vista Billings, Billings, MT; Edgewood Vista East Grand Forks, East Grand Forks, MN; Edgewood Vista Sioux Falls, Sioux Falls, SD; Edina 6405 France Medical, Edina, MN; Edina 6363 France Medical, Edina, MN; Minneapolis 701 25th Ave Medical (Riverside), Minneapolis, MN; Burnsville 303 Nicollet Medical (Ridgeview), Burnsville, MN; Burnsville 305 Nicollet Medical (Ridgeview South), Burnsville, MN; Eagan 1440 Duckwood Medical, Eagan, MN; Edgewood Vista Belgrade, Belgrade, MT; Edgewood Vista Columbus, Columbus, NE; Edgewood Vista Fargo, Fargo, ND; Edgewood Vista Grand Island, Grand Island, NE and Edgewood Vista Norfolk, Norfolk, NE.

Commercial Industrial -	Cedar Lake Business Center, St. Louis Park, MN; Urbandale, Urbandale, IA; Woodbury 1865, Woodbury, MN and Eagan 2785 & 2795 Highway 55, Eagan, MN.

Discontinued operations from fiscal 2008 include:
Multi-Family Residential -	405 Grant Avenue Apartments, Harvey, ND and Sweetwater – Green Acres 1&2 Apartments, Devils Lake, ND.
Commercial Office -	Minnetonka Office Building, Minnetonka, MN.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES AND OVERALL ECONOMIC OCCUPANCY LEVELS BY SEGMENT
1st Quarter Fiscal 2009 vs. 1st Quarter Fiscal 2008

Segments	Stabilized Properties		All Properties
	1st Quarter	1st Quarter	1st Quarter	1st Quarter
	Fiscal 2009	Fiscal 2008	Fiscal 2009	Fiscal 2008
Multi-Family Residential	92.8%	92.2%	92.3%	91.8%
Commercial Office	88.9%	93.3%	89.1%	93.3%
Commercial Medical	95.7%	96.0%	96.5%	96.1%
Commercial Industrial	95.9%	98.6%	96.8%	98.1%
Commercial Retail	86.6%	87.0%	86.6%	87.0%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three months ended July 31, 2008

	New(1)	Renew(2)	1st Quarter Fiscal 2009 Total
Gross Leasing Square Footage
Commercial Office	48,371	114,138	162,509
Commercial Medical	7,573	7,247	14,820
Commercial Industrial	12,500	0	12,500
Commercial Retail	7,606	38,586	46,192
Total	76,050	159,971	236,021

Weighted Average Term (yrs)
Commercial Office	4.8	3.6	4.3
Commercial Medical	7.5	3.7	5.2
Commercial Industrial	0.1	0.0	0.1
Commercial Retail	4.1	3.2	3.7
Total	4.6	3.4	4.0

Weighted Average Rental Rate Increases(3)
Rate on Expiring Leases
Commercial Office			$10.90
Commercial Medical			18.15
Commercial Industrial			0.00
Commercial Retail			8.64
Total			$10.92

Weighted Average Rate on New and Renewal Leases(3)
Commercial Office	$7.24	$9.83	$9.06
Commercial Medical	22.65	16.49	19.64
Commercial Industrial	5.50	0.00	5.50
Commercial Retail	8.56	7.95	8.05
Total	$8.62	$9.68	$9.34

Percentage Increase (Decrease)
Commercial Office			(16.9%)
Commercial Medical			8.2%
Commercial Industrial			0.0%
Commercial Retail			(6.8%)
Total			(14.5%)

(1)	Excluding leases in place on date of acquisition.

(2)	Renewing leases are not necessarily leases expiring in that period. Expansion footage for renewing tenants is included in this column.

(3)	Net of estimated operating expenses, other than tenant improvements.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three months ended July 31, 2008

	1st Quarter Fiscal 2009 Total
	New	Renew	Total Dollars
Tenant Improvements
Commercial Office	$482,779	$494,961	$977,740
Commercial Medical	265,055	4,225	269,280
Commercial Industrial	0	0	0
Commercial Retail	14,548	0	14,548
Subtotal	$762,382	$499,186	$1,261,568

Tenant Improvements per square foot
Commercial Office	$9.98	$4.34	$6.02
Commercial Medical	35.00	0.58	0.58
Commercial Industrial	0.00	0.00	0.00
Commercial Retail	1.91	0.00	0.31
Subtotal	$10.02	$3.12	$5.35

Leasing Costs
Commercial Office	$258,509	$412,452	$670,961
Commercial Medical	50,093	13,921	64,014
Commercial Industrial	343	0	343
Commercial Retail	12,932	2,947	15,879
Subtotal	$321,877	$429,320	$751,197

Leasing Costs per square foot
Commercial Office	$5.34	$3.61	$4.13
Commercial Medical	6.61	1.92	4.32
Commercial Industrial	0.03	0.00	0.03
Commercial Retail	1.70	0.08	0.34
Subtotal	$4.23	$2.68	$3.18

Tenant Improvements and Leasing Costs
Commercial Office	$741,288	$907,413	$1,648,701
Commercial Medical	315,148	18,146	333,294
Commercial Industrial	343	0	343
Commercial Retail	27,480	2,947	30,427
Total	$1,084,259	$928,506	$2,012,765

Tenant Improvements and Leasing Costs per square foot
Commercial Office	$15.33	$7.95	$10.15
Commercial Medical	41.61	2.50	22.49
Commercial Industrial	0.03	0.00	0.03
Commercial Retail	3.61	0.08	0.66
Total	$14.26	$5.80	$8.53

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
MULTI-FAMILY RESIDENTIAL SUMMARY

	Three Months Ended
	07/31/2008	04/30/2008	01/31/2008	10/31/2007	07/31/2007
Number of Units	9,528	9,500	9,500	9,337	9,337
Average Investment Per Unit	$53,919	$53,677	$53,313	$52,898	$52,524

Average Scheduled Rent per Unit
Stabilized	$700.43	$695.01	$690.31	$686.99	$684.23
Non-Stabilized	647.89	657.55	611.55	590.24	595.63
	$697.18	$692.85	$686.38	$683.01	$680.59

Total Receipts per Unit
Stabilized	$657.09	$658.05	$659.05	$659.02	$638.27
Non-Stabilized	536.68	484.14	474.53	491.86	500.23
	$649.63	$648.03	$649.84	$652.15	$632.59
Occupancy %
Stabilized	92.8%	93.2%	93.9%	94.2%	92.2%
Non-Stabilized	84.1%	72.4%	76.1%	81.6%	81.5%
	92.3%	92.1%	93.1%	93.8%	91.8%

Operating Expenses as a % of Scheduled Rent
Stabilized	43.5%	45.9%	44.3%	44.6%	42.9%
Non-Stabilized	47.5%	46.7%	47.2%	65.4%	58.1%
Total	43.7%	45.9%	44.4%	45.4%	43.5%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT
as of July 31, 2008

Tenant	Number of Properties	Weighted Average Remaining Lease Term in Months	% of Total Commercial Segments’ Minimum Rents	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
Affiliates of Edgewood Vista/Sunwest Management, Inc.	21	245	10.8%	983,877	9.4%
St. Lukes Hospital of Duluth, Inc.	6	84	3.5%	198,775	1.9%
Fairview Health	8	49	2.3%	167,086	1.6%
Applied Underwriters	3	103	2.2%	141,724	1.3%
Best Buy Co., Inc. (NYSE: BBY)	2	28	2.0%	224,650	2.1%
UGS Corp.	1	37	1.7%	122,567	1.2%
HealthEast Care System	1	127	1.6%	114,316	1.1%
Microsoft (NASDAQ: MSFT)	1	61	1.5%	122,040	1.2%
Smurfit - Stone Container (NASDAQ: SSCC)	2	89	1.5%	424,147	4.0%
Arcadis Corporate Services (NASDAQ: ARCAF)	2	36	1.4%	82,725	0.8%
Total/Weighted Average		105	28.5%	2,581,907	24.6%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LEASE EXPIRATIONS
as of July 31, 2008

Fiscal Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent
Commercial Office
2009	39	314,089	7.6%	$3,165,891	$10.08	6.0%
2010	75	721,436	17.3%	8,162,688	11.31	15.4%
2011	64	609,070	14.6%	7,921,067	13.01	15.0%
2012	46	763,435	18.4%	10,624,841	13.92	20.1%
2013	34	574,474	13.8%	7,262,507	12.64	13.8%
2014 and thereafter	56	1,177,239	28.3%	15,672,806	13.31	29.7%
	314	4,159,743	100.0%	$52,809,800	$12.70	100.0%

Commercial Medical
2009	19	64,744	3.0%	$1,164,769	$17.99	3.2%
2010	24	66,599	3.1%	1,237,797	18.59	3.4%
2011	16	60,868	2.8%	1,112,167	18.22	3.0%
2012	29	108,148	5.0%	2,235,263	20.67	6.1%
2013	16	66,383	3.1%	1,200,507	18.08	3.3%
2014 and thereafter	94	1,786,348	83.0%	29,613,757	16.58	81.0%
	198	2,153,090	100.0%	$36,564,260	$16.98	100.0%

Commercial Industrial
2009	4	107,788	4.1%	$497,923	$4.62	4.9%
2010	6	256,657	9.7%	775,783	3.02	7.6%
2011	14	843,507	31.8%	2,626,621	3.11	25.7%
2012	2	237,066	8.9%	640,078	2.70	6.3%
2013	4	263,834	10.0%	1,288,193	4.88	12.6%
2014 and thereafter	9	940,284	35.5%	4,382,489	4.66	42.9%
	39	2,649,136	100.0%	$10,211,087	$3.85	100.0%

Commercial Retail
2009	26	147,413	12.3%	$1,130,399	$7.67	11.5%
2010	51	216,883	18.2%	1,492,320	6.88	15.2%
2011	43	259,098	21.7%	2,551,501	9.85	26.0%
2012	21	213,795	17.9%	1,137,116	5.32	11.6%
2013	13	67,485	5.7%	427,440	6.33	4.4%
2014 and thereafter	26	288,623	24.2%	3,065,588	10.62	31.3%
	180	1,193,297	100.0%	$9,804,364	$8.22	100.0%

Commercial Total
2009	88	634,034	6.2%	$5,958,982	$9.40	5.4%
2010	156	1,261,575	12.4%	11,668,588	9.25	10.7%
2011	137	1,772,543	17.5%	14,211,356	8.02	13.0%
2012	98	1,322,444	13.0%	14,637,298	11.07	13.4%
2013	67	972,176	9.6%	10,178,647	10.47	9.3%
2014 and thereafter	185	4,192,494	41.3%	52,734,640	12.58	48.2%
	731	10,155,266	100.0%	$109,389,511	$10.77	100.0%

* Annualized Rent is monthly scheduled rent as of July 31, 2008 (cash basis), multiplied by 12.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2009 ACQUISITION SUMMARY
as of July 31, 2008
($’s in thousands)

Property	Location	Segment Type	Acquisition Date	Square Feet/Units	Leased Percentage at Acquisition	July 31, 2008 Leased Percentage	Investment

33-unit Minot Westridge Apartments	Minot, ND	Multi-Family Residential	May 1, 2008	33	100.0%	100.0%	$1,954
12-unit Minot Fairmont Apartments	Minot, ND	Multi-Family Residential	May 1, 2008	12	100.0%	100.0%	365
4-unit Minot 4th Street Apartments	Minot, ND	Multi-Family Residential	May 1, 2008	4	100.0%	100.0%	89
3-unit Minot 11th Street Apartments	Minot, ND	Multi-Family Residential	May 1, 2008	3	100.0%	100.0%	64

Bismarck 2130 S. 12th Street	Bismarck, ND	Unimproved Land	May 23, 2008	N/A	N/A	N/A	576
			Total Square Feet	0			$3,048
			Total Units	52

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2009 DEVELOPMENT SUMMARY
as of July 31, 2008
($’s in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cost	Cost to Date	Anticipated Construction Completion
2828 Chicago Avenue Medical Building, Minneapolis, MN	56,239 s.f.	73%	15,700	14,177	2nd Quarter Fiscal 2009
Southdale Medical Building Expansion, Edina, MN	27,750 s.f.	75%	10,988	7,533	2nd Quarter Fiscal 2009
IRET Corporate Plaza, Minot, ND	approximately 71 units & 60,100 s.f.	33%*	20,739	13,200	2nd Quarter Fiscal 2009
401 South Main, Minot, ND	10 Units	0%	$793	$321	2nd Quarter Fiscal 2009
		Total	$42,332	$35,231
*      IRET - occupied portion.